Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Floor
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated February 28, 2001 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                  February 2001


The redemption value of Salomon Smith Barney Diversified 2000 Futures Fund L.P. was $1,044.26 per unit at the end of February, down -0.3% from the previous month.

The Fund was largely unchanged in February. Profits in interest rates, softs, livestock and metal sectors were offset by losses in stock indices, currency and energy sectors.

The interest rate sector contributed positive performance for the fourth consecutive month. The long Japanese Government Bond position proved profitable as the Japanese economy continued to show signs of weakness. In the U.S., eroding consumer confidence and declining equities rallied the market and helped long positions across all durations of interest rate positions.

The stock index and currency positions were unprofitable for the month. The Nikkei Stock Index, which reached a 15-year low during the month, reversed after struggling to regain some positive momentum. Gains in Japanese yen and the Euro were unable to offset losses in Swiss franc and Canadian dollar positions.

Performance in traditional commodities was mixed. The big winner was cotton, which gained on short positions from decreasing U.S. export levels and increased supplies. Gains on copper, silver, and livestock positions were offset by losses in grains. Natural gas was the only product to experience gains in the energy sector.

Overall, February continued the choppy conditions and flat performance of the new year as the markets are settling down after a robust fourth quarter last year. The Fund remains up 9.5% since last September.

An article in the March 19, 2001 issue of BusinessWeek magazine, entitled Futures Are Now, highlights the advantages of investing a portion of your portfolio in managed futures. The final paragraph summed the author's view:

     "Although your predominant investments should still be in stocks and bonds, commodity futures offer a good means of diversification. After all they've made money in 17 of the past 20 years. Indeed, as long as you can stand the gyrations, putting a small part of your portfolio in these funds can't hurt. And during sudden downward spirals in the stock market, such as we had last year, they actually could prove to be a saving grace."

Note from General Partner:

Effective March 1, 2001, the General Partner terminated Bridgewater Associates, Inc. as an advisor to the Fund and added Graham Capital Management LP as an advisor. Graham will trade its Global Diversified Program. Additional information on Graham is available upon request. Please contact your Salomon Smith Barney Financial Consultant for further information.

Smith Barney Futures Management LLC

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                           For the Period February 1,
                            Through February 28, 2001

                                                    Percent
                                                      of
                                                    Average
                                                      Net
                                                     Assets
Realized gains from trading              $986,241      2.86%
Change in unrealized gains/losses
   from trading                          (961,583)    (2.79)
                                     ------------    ------
                                           24,658      0.07
Less, Brokerage commissions
   and clearing fees ($6,256)             158,817      0.46
                                     ------------    ------
Net realized and unrealized losses       (134,159)    (0.39)
Interest Income                           104,208      0.30
                                     ------------    ------
                                          (29,951)    (0.09)
                                     ------------    ------
Less, Expenses:
  Management fees                          50,704      0.15
  Incentive fees                           (3,092)    (0.01)
  Other expenses                           10,893      0.03
                                     ------------    ------
                                           58,505      0.17
Net Loss                                  (88,456)    (0.26)%
                                                    -------


Additions (41.9899 G.P. units
at January 31, 2001 net asset
value per unit of $1,047.87)               44,000

Additions (4,314.4665 L.P. units
at January 31, 2001 net asset
value per unit of $1,047.87)            4,521,000

Redemptions (191.1346 L.P. units
at February 28, 2001 net asset
value per unit of $1,044.26)             (199,594)
                                     ------------
Increase in net assets                  4,276,950
Net assets, January 31, 2001           30,103,952
                                     ------------
Net assets, February 28, 2001         $34,380,902
                                   -------------


Net asset value per unit
  ($34,380,902/33,394.1945 units)       $1,029.55
                                     -------------


Redemption value per unit (Note 1)      $1,044.26
                                    -------------
-

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $1,044.26.

The net assetvalue per unit of $1,029.55 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.


   By:  /s/Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
           Smith Barney Futures Management LLC
           General Partner, Salomon Smith Barney
           Diversified 2000 Futures Fund L.P.